UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2022

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Renewal of Advisory Agreement

FS Credit Real Estate Income Trust, Inc (“FS CREIT” or the “Company”) previously entered into that certain Third Amended and Restated Advisory Agreement dated as of December 15, 2021 (the “Advisory Agreement”) with FS Real Estate Advisor, LLC, our external advisor. On August 11, 2022, the Company’s board of directors approved the renewal of the Advisory Agreement effective as of August 17, 2022 for an additional one-year term expiring August 17, 2023. The terms of the Advisory Agreement otherwise remain unchanged.

Renewal of Expense Limitation Agreement

FS CREIT previously entered into that certain Amended and Restated Expense Limitation Agreement dated as of August 17, 2018 (the “Expense Limitation Agreement”) with FS Real Estate Advisor, LLC, our external advisor, and Rialto Capital Management LLC, the sub-advisor to our external advisor. On August 11, 2022, the Company’s board of directors approved the renewal of the Expense Limitation Agreement effective as of August 17, 2022 for an additional one-year term expiring August 17, 2023. The terms of the Expense Limitation Agreement otherwise remain unchanged.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 12, 2022, FS CREIT held its annual meeting of stockholders at 201 Rouse Boulevard, Philadelphia, PA 19112 (the “Annual Meeting”). FS CREIT did not receive the votes from Stockholders necessary to achieve a quorum and the meeting was adjourned without electing the nominees to the Board of Directors for the ensuing year. As a result, under Maryland law each incumbent nominee for the board of directors will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: August 16, 2022	By:	/s/ Stephen S. Sypherd
Vice President, Treasurer & Secretary